Exhibit 10.1

FORM OF LOCK-UP AGREEMENT

February 14, 2018

Each Principal referenced below:

Re:

Joint Venture Interest Contribution Agreement, dated as of February 14, 2018 (the “Contribution Agreement”), by and among (i) CoConnect, Inc., a Nevada corporation (the “Purchaser”), (ii) Mastermind Involvement Marketing, a Georgia joint venture (the “Company”), and (iii) Mastermind Marketing, Inc, a Georgia Corporation, Digital Advize, LLC, a Georgia limited liability company, and Villanta Corporation, a Georgia Corporation (collectively the “Sellers”).

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Contribution Agreement.  In satisfaction of a condition of the Purchaser’s obligations under the Contribution Agreement, the undersigned irrevocably agrees with the Purchaser that, from the date hereof until September 30, 2018 (such period, the “Restriction Period”), the undersigned will not offer, sell,  contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned) any shares of common stock of the Purchaser beneficially owned, held or hereafter acquired by the undersigned person (the “Securities”), to any person directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, provided however that, the undersigned may transfer the Securities to persons who are Affiliates; provided that, such Affiliate is not a competitor of any of the Sellers or the Purchaser (a “Permitted Party”), further provided, that, an aggregate of three hundred thousand (300,000) shares of common stock owned by Henrik Rouf, Henrik Oerbekker, Carsten Jenson, Bennett Yankowitz or their respective affiliates as a group, may be privately sold to persons who are not Permitted Parties. No transfer to any Permitted Party shall be effective unless the Permitted Party enters into an agreement in a form substantially similar to this Letter Agreement with the Purchaser.

In order to enforce this covenant, the Purchaser shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Letter Agreement.

The undersigned agrees that until September 30, 2018, to indemnify, defend and hold harmless the Purchaser and the Sellers and their successors and permitted assigns from and against any breach by the Purchaser of any representation, covenant or warranty made by the

Purchaser in the Contribution Agreement. This indemnification shall be limited to the Securities and the value of the Securities of the Purchaser owned by the undersigned. The undersigned agrees to pledge the Securities as security for this indemnification of the Purchaser’s obligations under the Contribution Agreement.

The undersigned hereby assumes the obligation to pay up to eleven thousand six hundred nineteen dollars ($11,619) of the Indebtedness of the Company.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each party to the Contribution Agreement to complete the transactions contemplated by the Contribution Agreement and that each party to the Contribution Agreement (which shall be a third party beneficiary of this Letter Agreement) and the Purchaser shall be entitled to specific performance of the undersigned’s obligations hereunder.  The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Contribution Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, the Purchaser and the undersigned.  This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Purchaser at the address in effect for notices to it under the Contribution Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  The undersigned hereby waives any right to a trial by jury.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the Purchaser and each of the undersigned and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

By its signature below, the undersigned hereby acknowledges and agrees that, the transfer agent will place an irrevocable stop transfer instructions on all Securities beneficially owned by the undersigned until the end of the Restriction Period.  This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

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This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Principal:

_________________________

Signature

__________________________

Print Name

__________________________

Position in the Purchaser, if any

Address for Notice:

___________________________

___________________________

Number of shares of Common Stock held by undersigned: ____________________________

Number of shares of Common Stock underlying options held by undersigned:

__________________________________

By signing below, the Purchaser agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

COCONNECT, INC.

By:

Bennett J. Yankowitz, President and sole Director

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